UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009

Protection One, Inc.	Protection One Alarm Monitoring, Inc.
(Exact name of registrant	(Exact name of registrant
as specified in its charter)	as specified in its charter)

Delaware	Delaware
(State or other jurisdiction	(State or other jurisdiction
of incorporation)	of incorporation)

1-12181-01 (Commission File Number)	1-12181 (Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd Street, Suite 101	1035 N. 3rd Street, Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of principal executive	(Address of principal executive
offices, including zip code)	offices, including zip code)

(785) 856-5500	(785) 856-5500
(Registrant’s telephone number,	(Registrant’s telephone number,
including area code)	including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                (b)  On February 27, 2009, Protection One, Inc. and Protection One Alarm Monitoring, Inc. (together, the “Company”) were notified that Steven Rattner has resigned from the Board of Directors of the Company, effective as of February 23, 2009.  The Company has initiated procedures to fill the vacancy created by Mr. Rattner’s resignation.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: February 27, 2009	By:	/s/ Eric Griffin
Name: Eric Griffin
Title: Vice President, Secretary and
General Counsel

PROTECTION ONE ALARM
MONITORING, INC.

Date: February 27, 2009	By:	/s/ Eric Griffin
Name: Eric Griffin
Title: Vice President, Secretary and
General Counsel